POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   333-72632
                                   333-92066
                                   333-91776
                                   333-59717
                                   033-20453
                                   033-14362
                                   033-20696


                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                  333-104162
                                   333-72596
                                   333-06071
                                   333-72578
                                   333-56969
                                   333-64417
                                   033-82570
                                   002-95990
                                  333-134304

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183


                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                         /s/ Henri de Castries
                                         ---------------------
                                         Henri de Castries

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                   333-72632
                                   333-92066
                                   333-91776
                                   333-59717
                                   033-20453
                                   033-14362
                                   033-20696

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                  333-104162
                                   333-72596
                                   333-06071
                                   333-72578
                                   333-56969
                                   333-64417
                                   033-82570
                                   002-95990
                                  333-134304

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                /s/ Denis Duverne
                                                -----------------
                                                Denis Duverne

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                        /s/  Mary R. (Nina) Henderson
                                        -----------------------------
                                        Mary R. (Nina) Henderson

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                /s/ James F. Higgins
                                                --------------------
                                                James F. Higgins

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                             /s/ Scott D. Miller
                                             -------------------
                                             Scott D. Miller

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                              /s/ Joseph H. Moglia
                                              --------------------
                                              Joseph H. Moglia

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                 /s/ Peter J. Tobin
                                                 ------------------
                                                 Peter J. Tobin

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     -----------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January 2007.



                                           /s/ Richard Dziadzio
                                           --------------------
                                           Richard Dziadzio,
                                           Executive Vice President and
                                           Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                               /s/ Bruce Calvert
                                               -----------------
                                               Bruce Calvert

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                -------------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                         /s/ Christopher M. Condron
                                         --------------------------
                                         Christopher M. Condron

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                /s/ Ezra Suleiman
                                                -----------------
                                                Ezra Suleiman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                 /s/ Anthony Hamilton
                                                 --------------------
                                                 Anthony Hamilton

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                                /s/ Charlynn Goins
                                                ------------------
                                                Charlynn Goins

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.



                                             /s/ Lorie A. Slutsky
                                             --------------------
                                             Lorie A. Slutsky

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------

                                   333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                   333-134304

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-105089
                                   333-132810

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February 2007.



                                          /s/ Alvin H. Fenichel
                                          ---------------------
                                          Alvin H. Fenichel
                                          Senior Vice President and Controller